                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        October 29, 1998
                                                  ------------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                         0-20803                    75-2644120
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(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)


           1122 Capital of Texas Highway South, Austin, Texas   78746
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               (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code         (512) 328-1112
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          Attached as Exhibit 99.1 is a press release issued by IXC Communications, Inc. dated October 29, 1998, which is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (C)    EXHIBITS

          99.1   Press Release dated October 29, 1998


                                       2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 1998

                            IXC Communications, Inc.



                            By: /s/ STUART K. COPPENS
                                -------------------------------------
                                Stuart K. Coppens
                                Vice President of Finance and
                                Chief Accounting Officer



                                       3.

                                 EXHIBIT INDEX

        Exhibit
        Number    Description
        -------   -----------
         99.1     Press Release dated October 29, 1998


                                       4.